                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 9, 2004
                                                   -----------------------------

                        ASSET BACKED FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                  333-108551           75-2533468
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(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
         Incorporation)                File Number)        Identification No.)

214 North Tryon Street, Charlotte, North Carolina               28255
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (704) 386-2400
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)



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Item 5.           Other Events

         On or about July 30, 2004, the Registrant will cause the issuance and sale of its Asset Backed Certificates, Series 2004-FF1, consisting of Class A-1, Class A-2 (the "Senior Certificates"), Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 (the "Mezzanine Certificates") (the Senior Certificates, collectively with the Mezzanine Certificates, are referred to herein as the "Offered Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of or around July 1, 2004, among the Registrant, as depositor, Countrywide Home Loan Servicing LP, as servicer, and JPMorgan Chase Bank, as trustee.

         In connection with the sale of the Offered Certificates, the Registrant has been advised by Banc of America Securities LLC, as representative of the underwriters (the "Lead Underwriter"), that the Lead Underwriter has furnished to prospective investors Computational Materials (as defined in the no-action letter, dated May 20, 1994, issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter, dated February 17, 1995, issued by the Securities and Exchange Commission to the Public Securities Association), prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letters (collectively, the "Filed Documents").

         The Filed Documents have been provided to the Registrant by the Lead Underwriter. The information in the Filed Documents is preliminary and may be superseded by the final Prospectus Supplement relating to the Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Lead Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2004-FF1

                  99.2 Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2004-FF1



                            Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASSET BACKED FUNDING
                                            CORPORATION

                                            By: /s/ Kirk B. Meyers
                                                 -------------------------------

                                            Name: Kirk B. Meyers

                                            Title: Vice President



Date:  July 9, 2004

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX


           Exhibit No.     Exhibit Description                                         Paper (P) or
                                                                                       Electronic (E)

           99.1            Computational Materials, Structural Term Sheets and                  E
                           Collateral Term Sheets prepared by Banc of America
                           Securities LLC in connection with ABFC Asset-Backed
                           Certificates, Series 2004-FF1

           99.2            Computational Materials, Structural Term Sheets and                  E
                           Collateral Term Sheets prepared by Banc of America
                           Securities LLC in connection with ABFC Asset-Backed
                           Certificates, Series 2004-FF1